FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 17, 1995


                         LAURENTIAN CAPITAL CORPORATION

                          Commission File No.: 0-8403

Incorporated in the                          I.R.S. Employer Identification No.
State of Delaware                                        59-1611314

                             640 Lee Road Suite 303
                           Wayne, Pennsylvania 19087


                         Registrant's Telephone Number
                       Including Area Code: 610/889-7400


                            Exhibit Index at page 4.

Item 5.  Other Events.


         The Company entered into a Management Services Agreement with Desjardins Laurentian Financial Corporation dated May 9, 1995, a copy of which is attached hereto as Exhibit 10.2.1 and made a part hereof.

Item 6.  Exhibits.

         Exhibit 10.2.1 Management Services Agreement between the Company and Desjardins Laurentian Financial Corporation dated May 9, 1995.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LAURENTIAN CAPITAL CORPORATION


                                         BY: /s/ Bernhard M. Koch
                                             ----------------------------------
                                             Bernhard M. Koch
                                             Secretary

May 17,1995

                                 EXHIBIT INDEX

                                                                          Page
                                                                         Number
                                                                         ------
Exhibit 10.2.1   Management Services Agreement between the Company          5
                 and Desjardins Laurentian Financial Corporation
                 dated May 9, 1995.

                                EXHIBIT "10.2.1"

                         MANAGEMENT SERVICES AGREEMENT

BETWEEN: DESJARDINS LAURENTIAN FINANCIAL CORPORATION, a duly incorporated company, having its principal place of business at 1 Complexe Desjardins, P.O. Box 10500, Desjardins Station, Montreal, Province of Quebec, H5B 1J1, herein represented by Humberto Santos, its President and Chief Executive Officer, and Guy Rivard, its Senior-Vice President Finance and Administration, both duly authorized as they so declare, hereinafter referred to as:

                                                  ("DLFC")


AND:                               LAURENTIAN CAPITAL CORPORATION, a
                                   corporation duly incorporated under the laws of the State of Delaware, having its head office at 640 Lee Road, Suite 303, Wayne, Pennsylvania 19087, herein represented by Robert T. Rakich, its President and Chief Executive Officer, and Bernhard Koch, its Senior Vice-President, Chief Financial Officer, Treasurer and Secretary, hereinafter referred to as:

                                                  ("LCC")

WHEREAS DLFC, a subsidiary of SFCD (Societe financiere des caisses Desjardins), is a holding company which provides management services to its subsidiaries, associated companies and parent company (the "Group");

WHEREAS LCC is a member of the Group and is located in the United States;


ACCORDINGLY THE PARTIES HERETO AGREE AS FOLLOWS:

1. PURPOSE

The present agreement aims to determine the invoicing methods of the services rendered by DLFC to LCC.

For the purpose of the present agreement, the services rendered by DLFC include the services rendered to LCC and its subsidiaries which will be entirely charged to LCC.

2.   CERTAIN MANAGEMENT RELATED SERVICES

2.1  Indirect Services

Commencing on January 1st, 1995 and up to December 31, 1995, DLFC agrees to make available to LCC and LCC agrees to purchase the following services:

     a) its planning services, including preparation and distribution on a regular basis of business environmental reviews, development of planning tools, administration and maintenance of an information base on financial industry competitors and the coordination and support of key planning projects;

     b) its financial management services, including preparation and updating of the financing strategies, maintenance of alternative financing sources and their availability to member companies, consultation on the development of financial management reporting and control systems, consultation on the design and conduct of internal audit activities and monitoring developments in the area of accounting policies and shareholders reporting;

     c) its communication services, including review of most press releases, development of basic communication strategies for external and internal purposes, advisory services pertaining to media relations, marketing program launches and major corporate announcements, provision of support services for communication needs pertaining to annual reports and, administration and development of communication programs to constituencies such as financial analysts and government bodies.

     d) its legal, financial and strategic support in respect of acquisition and reorganization undertaken to meet LCC's growth strategy;

     e) its representative services and support with respect to the legislative and regulatory matters related to financial services.

2.2  Direct Services

Commencing on January 1st, 1995, DLFC agrees to make available to LCC the following services:

     a)   the services of two (2) executives of DLFC as directors;
     b)   the maintenance of a risk management program;
     c)   any other services requested by LCC.

For each of these items, a specific agreement will be drafted and corresponding invoices will be transmitted to LCC for payment.

3.   COST OF SERVICES

3.1  Billing of Indirect Services

LCC shall be billed for services provided by DLFC under Section 2.1 at a flat amount of $196,363 CDN. Should DLFC's indirect ownership of LCC be changed during 1995, this amount shall be pro-rated at the effective date of change of control. This amount represents an approximation of the cost incurred by DLFC for providing such services, to the exclusion of costs associated with its ownership charges. The cost incurred by DLFC for providing such services shall be determined by considering a variety of relevant factors, including without limitation, personnel costs incurred in providing such services, actual expenses incurred from third parties, out-of-pocket expenses, and the cost of materials and overhead consumed in providing the services requested and the allocation of such costs on a reasonable basis to all member companies of the Group.

3.2  Billing of Direct Services

LCC shall be billed for services provided by DLFC under Section 2.2 at a rate that represents the actual cost incurred by DLFC for providing such services and paid to third parties. The cost of other services requested by LCC will be mutually agreed upon before they are incurred by DLFC.

4.  REVIEW OF SERVICES

LCC may request at its discretion a review of DLFC's total charges and of the allocation formula.

5.  CONFIDENTIALITY

All information provided by LCC to DLFC in connection with this Agreement shall be provided only to assist DLFC in providing the direct and indirect services to LCC. DLFC agrees to hold all such information in the strictest confidentiality and further agrees that it will not disseminate or make any other use of such information in contravention of United States federal or state securities laws or other applicable laws.

6.  INTERPRETATION

Should any dispute or question arise out of or in connection with this Agreement, DLFC or LCC, as the case may be, will submit the dispute or question to a mutually acceptable arbitrator who will render a decision with respect to the dispute or question within ten (10) days of such submission. If DLFC and LCC cannot select a mutually acceptable arbitrator, each of DLFC and LCC shall select an arbitrator, and the arbitrators so selected will select a third arbitrator, and the dispute or question shall be decided by a majority of the three arbitrators within ten (10) days following the selection of such third arbitrator. DLFC and LCC agree that the decision rendered by the arbitrator or arbitrators shall be final and binding. DLFC and LCC agree that each shall pay half the cost of such arbitration.

7.   TERM

This agreement shall apply only to the services rendered during the year ending December 31, 1995. LCC and DLFC contemplate the entering into an agreement with respect to services to be provided by DLFC after such date, during 1996.

8.   MISCELLANEOUS

8.1  Notice

Any notice, request, instruction, consent, approval or other communication required or permitted hereunder shall be made in writing and shall be delivered personally, sent by certified or registered mail, postage prepaid, telegraphed, sent by facsimile transmission or by telex, and shall be deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission, or, if mailed, four (4) days after the date of deposit in the mail, as follows:

TO DLFC: Desjardins Laurentian Financial Corporation 1 Complexe Desjardins, P.O. Box 10500
                          Desjardins Station
                          Montreal, Quebec, Canada
                          H5B 1J1

                          Attn:  Senior Vice-President Finance and
                                    Administration


TO LCC:                   Laurentian Capital Corporation
                          640 Lee Road
                          Suite 303
                          Wayne, PA  19087
                          Attn:  President and Chief Executive Officer

8.2 Governing Law

The validity, interpretation, enforceability and performance of this Agreement shall be construed and enforced in accordance with the laws of Canada.

8.3 Counterparts

This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF EACH OF THE PARTIES HAS CAUSED THIS AGREEMENT TO BE EXECUTED ON ITS BEHALF BY ITS DULY AUTHORIZED OFFICERS ON THE 9th DAY OF MAY, 1995.


                                   DESJARDINS LAURENTIAN FINANCIAL CORPORATION


                                   By: /s/ Humberto Santos
                                       ------------------------------------
                                       Humberto Santos, President and
                                       Chief Executive Officer


                                   By: /s/ Guy Rivard
                                       ------------------------------------
                                       Guy Rivard, Senior Vice-President
                                       Finance and Administration


                                   LAURENTIAN CAPITAL CORPORATION


                                   By: /s/ Robert T. Rakich
                                       ------------------------------------
                                       Robert T. Rakich, President and
                                       Chief Executive Officer


                                   By: /s/ Bernhard Koch
                                       ------------------------------------
                                       Bernhard Koch, Senior Vice-President,
                                       Chief Financial Officer, Treasurer and
                                       Secretary

                                   SCHEDULE A


                            1995 DLFC Charges to LCC


Direct Services


                                                         1995
                                        ----------------------------------------
                                                                  ANNUAL
                                        INVOICING                 AMOUNT
                                        ----------------------------------------
a)  Services of an executive
    of DFLC as a Director                   *                          *

b)  Risk management
    program                             Annually                      **

c)  Other services                      Upon completion              ***
                                        of services

  * The services of an executive of DLFC as a member of the Board of Directors shall be free of charge in 1995 and in 1994.

 ** All documentation and information concerning costs will be monitored by the Corporation's Vice-President and Controller.

***  Charges to be based on specifically requested services.

                                   SCHEDULE B

                            1995 DLFC Charges to LCC


Indirect Services




                                               1995                 1994
                                        ------------------  --------------------
                                                   (Canadian dollars)
ANNUAL
INDIRECT
SERVICES                                    196,363              196,363
                                            =======              =======


                                 Page 12 of 12